Waldorf Astoria Orlando Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort March 31, 2019 First Quarter 2019 Supplemental Data Exhibit 99.2 First Quarter 2019 Supplemental Data Exhibit 99.2 March 31, 2019

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 51 premium-branded hotels and resorts with over 30,000 rooms, primarily located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the declaration and payment of future dividends, statements about the benefits of the proposed transaction involving Park and Chesapeake and statements that address operating performance, events or developments that Park expects or anticipates will occur in the future, including but not limited to statements regarding anticipated synergies and G&A savings, future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance, creation of value for stockholders, benefits of the proposed transaction to customers, employees, stockholders and other constituents of the combined company, the integration of Park and Chesapeake, cost savings and the expected timetable for completing the proposed transaction, and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements for various reasons, including risks associated with Park’s ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; the ability to satisfy conditions necessary to close the proposed transaction; applicable regulatory changes; the availability of financing; risks associated with acquisitions generally, including the integration of the combined companies’ businesses; risks associated with execution of anticipated asset dispositions; risks associated with achieving expected revenue synergies or cost savings; as well as other risks and uncertainties detailed from time to time in Park’s filings with the SEC. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Pro-forma Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures. About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 51 premium-branded hotels and resorts with over 30,000 rooms, primarily located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the declaration and payment of future dividends, statements about the benefits of the proposed transaction involving Park and Chesapeake and statements that address operating performance, events or developments that Park expects or anticipates will occur in the future, including but not limited to statements regarding anticipated synergies and G&A savings, future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance, creation of value for stockholders, benefits of the proposed transaction to customers, employees, stockholders and other constituents of the combined company, the integration of Park and Chesapeake, cost savings and the expected timetable for completing the proposed transaction, and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements for various reasons, including risks associated with Park’s ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; the ability to satisfy conditions necessary to close the proposed transaction; applicable regulatory changes; the availability of financing; risks associated with acquisitions generally, including the integration of the combined companies’ businesses; risks associated with execution of anticipated asset dispositions; risks associated with achieving expected revenue synergies or cost savings; as well as other risks and uncertainties detailed from time to time in Park’s filings with the SEC.. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Pro-forma Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Supplementary Financial Information Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 19 23 30 32 34 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando Table of Contents 1.Financial Statements 2. Supplementary Financial Information 3. Guidance 4. Portfolio and Operating Metrics 5. Acquisitions and Dispositions 6. Debt Summary 7. Definitions 4 7 19 23 30 32 34

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel Financial Statements Hilton Chicago Parc 55 San Francisco – a Hilton Hotel Casa Marina, a Waldorf Astoria Resort PARK HOTELS & RESORTS 4

Financial Statements Condensed Consolidated Balance Sheets (unaudited in millions, except share and per share data) March 31, 2019 December 31, 2018 ASSETS Property and equipment, net $7,944 $7,975 Investments in affiliates 49 50 Goodwill 607 607 Intangibles, net 2 27 Cash and cash equivalents 276 410 Restricted cash 14 15 Accounts receivable, net 172 153 Prepaid expenses 76 82 Other assets 42 44 Operating lease right-of-use asset 212 — TOTAL ASSETS $9,394 $9,363 LIABILITIES AND EQUITY Liabilities Debt $2,949 $2,948 Accounts payable and accrued expenses 162 183 Due to hotel manager 110 137 Due to Hilton Grand Vacations 135 135 Deferred income tax liabilities 41 42 Other liabilities 213 332 Operating lease liability 204 — Total liabilities $3,814 $3,777 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 201,715,453 shares issued and 201,539,398 shares outstanding as of March 31, 2019 and 201,290,458 shares issued and 201,198,381 shares outstanding as of December 31, 2018" 2 2 Additional paid-in capital 3,588 3,589 Retained earnings 2,044 2,047 Accumulated other comprehensive loss (6) (6) Total stockholders' equity 5,628 5,632 Noncontrolling interests (48) (46) Total equity 5,580 5,586 TOTAL LIABILITIES AND EQUITY $9,394 $9,363 Condensed Consolidated Balance Sheets Financial Statements

Financial Statements (continued) Condensed Consolidated Statements of Operations Three Months Ended (unaudited in millions, except per share data) March 31, 2019 2018 Revenues Rooms $405 $418 Food and beverage 183 183 Ancillary hotel 53 50 Other 18 17 Total revenues 659 668 Operating expenses Rooms 107 112 Food and beverage 124 126 Other departmental and support 149 156 Other property-level 49 53 Management and franchise fees 33 33 Depreciation and amortization 62 70 Corporate general and administrative 17 16 Other 20 17 Total expenses 561 583 Gain on sales of assets, net 31 89 Operating income 129 174 Interest income 1 1 Interest expense (32) (31) Equity in earnings from investments in affiliates 5 4 Gain on foreign currency transactions — 1 Other gain, net 1 — Income before income taxes 104 149 Income tax expense (7) — Net income 97 149 Net (income) loss attributable to noncontrolling interests (1) 1 Net income attributable to stockholders $96 $150 Earnings per share: Earnings per share - Basic $0.48 $0.71 Earnings per share - Diluted $0.48 $0.71 Weighted average shares outstanding - Basic 201 211 Weighted average shares outstanding - Diluted 202 212 Condensed Consolidated Statements of Operations Financial Statements (continued)

Supplementary Financial Information Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort Supplementary Financial Information

Supplementary Financial Information EBITDA and Adjusted EBITDA Three Months Ended (unaudited, in millions) March 31, 2019 2018 Net income $97 $149 Depreciation and amortization expense 62 70 Interest income (1) (1) Interest expense 32 31 Income tax expense 7 — "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 5 7 EBITDA 202 256 Gain on sales of assets, net (31) (89) Gain on foreign currency transactions — (1) Transition expense — 2 Severance expense 1 — Share-based compensation expense 4 4 Other items — 2 Adjusted EBITDA $176 $174 EBITDA and Adjusted EBITDA Supplementary Financial Information

Supplementary Financial Information (continued) Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin (1)Includes other revenues and other expenses, non-income taxes on REIT leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statement of operations. (1)Includes revenues from Park’s non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. (1)Percentages are calculated based on unrounded numbers. Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin Supplementary Financial Information (continued) Three Months Ended (unaudited, dollars in millions) March 31, 2019 2018 Adjusted EBITDA $176 $174 Less: Adjusted EBITDA from investments in affiliates 10 12 Less: All other(1) (15) (12) Hotel Adjusted EBITDA 181 174 Less: Adjusted EBITDA from hotels disposed of 1 8 Less: Adjusted EBITDA from non-comparable hotels (1) — Comparable Hotel Adjusted EBITDA $181 $166 (1) Includes other revenues and other expenses, non-income taxes on REIT leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statement of operations. Three Months Ended March 31, 2019 2018 Total Revenues $659 $668 Less: Other revenue 18 17 Less: Revenues from hotels disposed of 6 47 Less: Revenues from non-comparable hotels(1) 3 3 Comparable Hotel Revenues $632 $601 Three Months Ended March 31, 2019 2018 Change(1) Comparable Hotel Revenues $632 $601 5.2% Comparable Hotel Adjusted EBITDA $181 $166 9.0% Comparable Hotel Adjusted EBITDA margin 28.7% 27.7% 100 bps (1) Includes revenues from Park’s non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. (1) Percentages are calculated based on unrounded numbers.

NAREIT FFO and Adjusted FFO (1)Per share amounts are calculated based on unrounded numbers. Supplementary Financial Information (continued) Supplementary Financial Information (continued) NAREIT FFO and Adjusted FFO Three Months Ended (unaudited, in millions, except per share data) March 31, 2019 2018 Net income attributable to stockholders $96 $150 Depreciation and amortization expense 62 70 "Depreciation and amortization expense attributable to noncontrolling interests" (1) (1) Gain on sales of assets, net (31) (89) Impairment loss — — Equity investment adjustments: Equity in earnings from investments in affiliates (5) (4) Pro rata FFO of investments in affiliates 9 10 NAREIT FFO attributable to stockholders 130 136 Gain on foreign currency transactions — (1) Transition expense — 2 Severance expense 1 — Share-based compensation expense 4 4 Other items 1 (4) Adjusted FFO attributable to stockholders $136 $137 NAREIT FFO per share - Diluted(1) $0.65 $0.64 Adjusted FFO per share - Diluted(1) $0.67 $0.65 Weighted average shares outstanding - Diluted 202 212 (1) Per share amounts are calculated based on unrounded numbers.

Supplementary Financial Information (continued)

Historical Comparable Hotel Metrics

The financial information below is for the 42 comparable hotels owned as of March 31, 2019.

(unaudited)	Three Months Ended				TTM[1]	Full Year
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2019	December 31, 2018
Comparable RevPAR	$187.05	$176.86	$172.62	$176.44	$178.23	$176.35
Comparable Occupancy	85.8%	83.5%	79.5%	79.5%	82.1%	82.0%
Comparable ADR	$218.00	$211.77	$217.03	$221.86	$217.09	$215.10
Comparable Hotel Revenues *(in millions)*	$673	$598	$626	$632	$2,529	$2,498
Comparable Hotel Adjusted EBITDA *(in millions)*	$216	$167	$178	$181	$742	$727
Comparable Hotel Adjusted EBITDA margin	32.1%	28.0%	28.4%	28.7%	29.4%	29.1%

(unaudited)	Three Months Ended				TTM[1]	Full Year
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2018	December 31, 2017
Comparable RevPAR	$179.05	$173.59	$167.67	$168.81	$172.29	$171.85
Comparable Occupancy	85.0%	83.7%	79.3%	79.0%	81.7%	81.8%
Comparable ADR	$210.75	$207.50	$211.56	$213.52	$210.77	$210.19
Comparable Hotel Revenues *(in millions)*	$636	$595	$604	$601	$2,436	$2,434
Comparable Hotel Adjusted EBITDA *(in millions)*	$195	$168	$171	$166	$700	$700
Comparable Hotel Adjusted EBITDA margin	30.6%	28.3%	28.3%	27.7%	28.7%	28.7%

(1) Trailing Twelve Months ("TTM")

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PARK HOTELS & RESORTS

Historical Comparable Hotel Adjusted EBITDA – 2019 TTM Supplementary Financial Information (continued) Three Months Ended TTM Full Year(unaudited, dollars in millions)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Net income $105 $61 $149 $218 $533 $2,631 Depreciation & Amortization 74 71 70 69 284 288 Interest income (1) — (1) (1) (3) (2)Interest expense 32 31 31 31 125 124 Income tax benefit (44) (2) — 13 (33) (2,346)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 6 7 5 24 24 EBITDA 172 167 256 335 930 719 Gain on sales of assets, net — (1) (89) (7) (97) (1)Gain on sale of investments in affiliates(1) — — — (108) (108) — Gain on foreign currency transactions 1 — (1) 4 4 4 Transition expenses 3 4 2 — 9 9 Transaction expenses — 2 — — 2 2 Severance costs — 1 — 1 2 1 Share-based compensation expense 3 4 4 4 15 14 Casualty and impairment loss 2 24 — — 26 26 Other items 2 (21) 2 (1) (18) (17)Adjusted EBITDA 183 180 174 228 765 757 Less: EBITDA from hotels disposed of 11 9 2 — 22 33 Less: Adjusted EBITDA from investments in affiliates 11 10 12 14 47 45 Less: All other(2) (10) (12) (12) (14) (48) (46)Hotel Adjusted EBITDA 171 173 172 228 744 725 Less: Adjusted EBITDA from non-comparable hotels 9 7 13 13 42 44 Comparable Hotel Adjusted EBITDA $162 $166 $159 $215 $702 $681 The financial information below is for the 42 comparable hotels owned as of March 31, 2019. (1)Included in other (loss) gain, net in the consolidated statement of operations. (2)Includes other revenues and other expenses, non-income taxes on REIT leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statement of operations. Supplementary Financial Information (continued) Historical Comparable Hotel Adjusted EBITDA – 2019 TTM The financial information below is for the 42 comparable hotels owned as of March 31, 2019. (1) Included in other (loss) gain, net in the consolidated statement of operations. (2) Includes other revenues and other expenses, non-income taxes on REIT leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statement of operations. TTM Full Year (unaudited, dollars in millions) June 30, September 30, December 31, March 31, March 31, December 31, 2018 2018 2018 2019 2019 2018 Net income $218 $55 $55 $97 $425 $477 Depreciation and amortization expense 69 69 69 62 269 277 Interest income (1) (2) (2) (1) (6) (6) Interest expense 31 32 33 32 128 127 Income tax expense 13 — 10 7 30 23 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 5 8 6 5 24 26 EBITDA 335 162 171 202 870 924 (Gain) loss on sales of assets, net (7) (2) 2 (31) (38) (96) (Gain) loss on sale of investments in affiliates(1) (108) 1 — — (107) (107) Loss (gain) on foreign currency transactions 4 1 (1) — 4 3 Transition expense — 1 — — 1 3 Transaction expense — — 2 — 2 2 Severance expense 1 1 — 1 3 2 Share-based compensation expense 4 4 4 4 16 16 Casualty loss (gain) and impairment loss, net — (1) — — (1) (1) Other items (1) 1 6 — 6 8 Adjusted EBITDA 228 168 184 176 756 754 Less: Adjusted EBITDA from investments in affiliates 14 10 9 10 43 45 Less: All other(2) (14) (13) (13) (15) (55) (52) Hotel Adjusted EBITDA 228 171 188 181 768 761 Less: Adjusted EBITDA from hotels disposed of 7 4 4 1 16 23 Less: Adjusted EBITDA from non-comparable hotels 5 — 6 (1) 10 11 Comparable Hotel Adjusted EBITDA $216 $167 $178 $181 $742 $727

Historical Comparable Hotel Revenues – 2019 TTM Supplementary Financial Information (continued) The financial information below is for the 42 comparable hotels owned as of March 31, 2019. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. Supplementary Financial Information (continued) Historical Comparable Hotel Revenues – 2019 TTM The financial information below is for the 42 comparable hotels owned as of March 31, 2019. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. TTM Full Year (unaudited, dollars in millions) June 30, September 30, December 31, March 31, March 31, December 31, 2018 2018 2018 2019 2019 2018 Total Revenues $731 $652 $686 $659 $2,728 $2,737 Less: Other revenue 17 19 19 18 73 72 Less: Revenues from hotels disposed of 33 27 28 6 94 135 Less: Revenues from non-comparable hotels(1) 8 8 13 3 32 32 Comparable Hotel Revenues $673 $598 $626 $632 $2,529 $2,498

Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – 2018 TTM

The financial information below is for the 42 comparable hotels owned as of March 31, 2019.

(unaudited, dollars in millions)	Three Months Ended				TTM	Full Year
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2018	December 31, 2017
Net income	$ 115	$ 105	$ 61	$ 149	$ 430	$ 2,631
Depreciation and amortization expense	73	74	71	70	288	288
Interest income	(1)	(1)	—	(1)	(3)	(2)
Interest expense	31	32	31	31	125	124
Income tax (benefit) expense	(19)	(44)	(2)	—	(65)	(2,346)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	7	6	6	7	26	24
EBITDA	206	172	167	256	801	719
Gain on sales of assets, net	—	—	(1)	(89)	(90)	(1)
Loss (gain) on foreign currency transactions	4	1	—	—	5	4
Transition expense	1	3	4	(1)	7	9
Transaction expense	—	—	2	2	4	2
Severance expense	—	—	1	—	1	1
Share-based compensation expense	4	3	4	—	11	14
Casualty loss (gain) and impairment loss, net	—	2	24	4	30	26
Other items	2	2	(21)	2	(15)	(17)
Adjusted EBITDA	217	183	180	174	754	757
Less: Adjusted EBITDA from investments in affiliates	15	11	10	12	48	45
Less: All other[(1)]	(11)	(11)	(12)	(12)	(46)	(46)
Hotel Adjusted EBITDA	213	183	182	174	752	758
Less: Adjusted EBITDA from hotels disposed of	16	14	12	8	50	51
Less: Adjusted EBITDA from non-comparable hotels	2	1	(1)	—	2	7
Comparable Hotel Adjusted EBITDA	$ 195	$ 168	$ 171	$ 166	$ 700	$ 700

(1) Includes *other revenues* and *other expenses*, non-income taxes on REIT leases included in *other property-level expenses* and *corporate general and administrative expenses* in the consolidated statement of operations.

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PARK HOTELS & RESORTS

Historical Comparable Hotel Revenues – 2018 TTM Supplementary Financial Information (continued) The financial information below is for the 42 comparable hotels owned as of March 31, 2019. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. Supplementary Financial Information (continued) Historical Comparable Hotel Revenues – 2018 TTM The financial information below is for the 42 comparable hotels owned as of March 31, 2019. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. TTM Full Year (unaudited, dollars in millions) June 30, September 30, December 31, March 31, March 31, December 31, 2017 2017 2017 2018 2018 2017 Total Revenues $733 $688 $686 $668 $2,775 $2,791 Less: Other revenue 16 18 17 17 68 64 Less: Revenues from hotels disposed of 66 62 62 47 237 246 Less: Revenues from non-comparable hotels(1) 15 13 3 3 34 47 Comparable Hotel Revenues $636 $595 $604 $601 $2,436 $2,434

General and Administrative Expenses Supplementary Financial Information (continued) Supplementary Financial Information (continued) General and Administrative Expenses (unaudited, in millions) Three Months Ended March 31, 2019 2018 Corporate general and administrative expenses $17 $16 Less: Share-based compensation expense 4 4 Transition expense — 2 Severance expense 1 — G&A, excluding expenses not included in Adjusted EBITDA $12 $10

Supplementary Financial Information (continued) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (1) See slide 18 for Pro-forma Adjusted EBITDA at March 31, 2019. Pro-forma Adjusted EBITDA excludes results from the 13 hotels disposed of in 2018, 1 hotel returned to the ground lessor at the end of 2018 and 2 hotels disposed of in 2019. Supplementary Financial Information (continued) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (1) See slide 18 for Pro-forma Adjusted EBITDA at March 31, 2019. Pro-forma Adjusted EBITDA excludes results from the 13 hotels disposed of at the end of 2018, 1 hotel returned to the ground lessor in 2018 and 2 hotels disposed of in 2019. (unaudited, in millions) March 31, 2019 December 31, 2018 Debt $2,949 $2,948 Add: unamortized deferred financing costs 9 10 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 2,958 2,958 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 234 233 Less: cash and cash equivalents 276 410 Less: restricted cash 14 15 Net debt $2,902 $2,766 Pro-forma Adjusted EBITDA(1) $739 $729 Net debt to Pro-forma Adjusted EBITDA ratio 3.9x 3.8x

Supplementary Financial Information (continued)

Pro-forma TTM Adjusted EBITDA

(unaudited, in millions)	Year Ended December 31, 2018	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	TTM[1] March 31, 2019
Net income	$ 477	$ 97	$ 149	$ 425
Depreciation and amortization expense	277	62	70	269
Interest income	(6)	(1)	(1)	(6)
Interest expense	127	32	31	128
Income tax expense	23	7	—	30
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	26	5	7	24
EBITDA	924	202	256	870
Gain on sales of assets, net	(96)	(31)	(89)	(38)
Gain on sale of investments in affiliates [2]	(107)	—	—	(107)
Loss (gain) on foreign currency transactions	3	—	(1)	4
Transition expense	3	—	2	1
Transaction expense	2	—	—	2
Severance expense	2	1	—	3
Share-based compensation expense	16	4	4	16
Casualty (gain) loss and impairment loss, net	(1)	—	—	(1)
Other items	8	—	2	6
Adjusted EBITDA	754	176	174	756
Less: Adjusted EBITDA from hotels disposed of	23	1	8	16
Less: Adjusted EBITDA from investments in affiliates disposed of	2	—	1	1
Pro-forma Adjusted EBITDA	$ 729	$ 175	$ 165	$ 739

(1) TTM March 31, 2019 is calculated as year ended December 31, 2018 plus the three months ended March 31, 2019 less the three months ended March 31, 2018.
(2) Included in other (loss) gain, net in the consolidated statement of operations.

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PARK HOTELS & RESORTS

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago Guidance Hilton Waikoloa Village Hilton Chicago Hilton San Francisco Union Square PARK HOTELS & RESORTS 19

Guidance 2019 Guidance and Assumptions Hilton Waikoloa Village will be included in Park’s comparable hotels as its room count is expected to remain consistent throughout 2019 as compared to 2018; General and administrative expenses are projected to be $46 million, excluding $15 million of non-cash share-based compensation expense and $1 million of severance expense; Fully diluted weighted average shares are expected to be 202.2 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a partial year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for a portion of 2019 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. Guidance 2019 Guidance and Assumptions Hilton Waikoloa Village will be included in Park’s comparable hotels as its room count is expected to remain consistent throughout 2019 as compared to 2018; General and administrative expenses are projected to be $46 million, excluding $15 million of non-cash share-based compensation expense and $1 million of severance expense; Fully diluted weighted average shares are expected to be 202.2 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a partial year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for a portion of 2019 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. (unaudited, dollars in millions, except per share amounts) "2019 Outlook as of May 6, 2019" "2019 Outlook as of February 27, 2019" Change at Midpoint Metric Low High Low High Comparable RevPAR Growth 2.5% 4.5% 2.0% 4.0% 0.5% Comparable RevPAR $181 $184 $179 $183 $2 Net income $358 $386 $294 $323 $63.5 Net income attributable to stockholders $350 $378 $286 $315 $63.5 Diluted earnings per share $1.73 $1.87 $1.42 $1.56 $0.31 Adjusted EBITDA $750 $780 $745 $775 $5 Comparable Hotel Adjusted EBITDA margin change 20 80 bps 0 bps 60 bps 20 bps Adjusted FFO per share - Diluted $2.93 $3.07 $2.91 $3.05 $0.02

Guidance (continued) EBITDA and Adjusted EBITDA Guidance (continued) EBITDA and Adjusted EBITDA Year Ending (unaudited, in millions) December 31, 2019 Low Case High Case Net income $358 $386 Depreciation and amortization expense 245 245 Interest income (8) (8) Interest expense 128 129 Income tax expense 15 16 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 22 22 EBITDA 760 790 Gain on sale of assets, net (31) (31) Severance expense 3 3 Share-based compensation expense 15 15 Other items 3 3 Adjusted EBITDA $750 $780

Guidance (continued) NAREIT FFO and Adjusted FFO (1) Per share amounts are calculated based on unrounded numbers. Guidance (continued) NAREIT FFO and Adjusted FFO Year Ending (unaudited, in millions except per share data) December 31, 2019 Low Case High Case Net income attributable to stockholders $350 $378 Depreciation and amortization expense 245 245 "Depreciation and amortization expense attributable to noncontrolling interests" (4) (4) Gain on sale of assets, net (31) (31) Equity investment adjustments: Equity in earnings from investments in affiliates (17) (17) Pro rata FFO of equity investments 30 30 NAREIT FFO attributable to stockholders 573 601 Severance expense 3 3 Share-based compensation expense 15 15 Other items 2 2 Adjusted FFO attributable to stockholders $593 $621 Adjusted FFO per share - Diluted(1) $2.93 $3.07 Weighted average diluted shares outstanding 202.2 202.2 (1) Per share amounts are calculated based on unrounded numbers.

Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport Hilton Santa Barbara Beachfront Resort Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport Hilton Santa Barbara Beachfront Resort PARK HOTELS & RESORTS 23

Portfolio and Operating Metrics

Hotel Portfolio as of May 6, 2019

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Consolidated Domestic Portfolio						
Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	Northern CA	130,000	Fee Simple	100%	$725 (1)
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Hilton Waikoloa Village	1,110	Hawaii	235,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Northern CA	30,000	Fee Simple	100%	— (1)
Hilton Orlando Bonnet Creek	1,009	Florida	132,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	78,000	Leasehold	100%	—
Caribe Hilton[2]	652	Other U.S.	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Boston Logan Airport	604	Other U.S.	30,000	Leasehold	100%	—
Hilton Miami Airport	508	Florida	32,000	Fee Simple	100%	—
Hilton Atlanta Airport	507	Other U.S.	35,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,000	Fee Simple	100%	—
Waldorf Astoria Orlando	502	Florida	42,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Other U.S.	40,000	Leasehold	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	Southern CA	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	16,000	Leasehold	100%	—
Hilton New Orleans Airport	317	New Orleans	21,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	14,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Florida	23,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	24,000	Leasehold	100%	—
Embassy Suites Parsippany	274	Other U.S.	8,000	Fee Simple	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Northern CA	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Embassy Suites Washington DC Georgetown	197	Washington, D.C.	1,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern CA	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach, A Waldorf Astoria Resort	150	Florida	15,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	131	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
Total Consolidated Domestic Portfolio	**25,300**		**1,976,000**			**$2,207**

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.
(2) Classified as a non-comparable hotel in 2019.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of May 6, 2019

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt[1] (in millions)
Consolidated International Portfolio						
Hilton São Paulo Morumbi	503	International	15,000	Fee Simple	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	631		27,000			—
Total Consolidated Portfolio (43 Hotels)	25,931		2,003,000			$2,207
Unconsolidated Joint Venture Domestic Portfolio						
Hilton Orlando	1,424	Florida	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Domestic Portfolio	4,297		483,000			$225
Unconsolidated Joint Venture International Portfolio						
Conrad Dublin	192	International	13,000	Fee Simple	48%	$9
Total Unconsolidated Joint Venture International Portfolio	192		13,000			$9
Total Unconsolidated Joint Venture Portfolio (8 Hotels)	4,489		496,000			$234
TOTAL PARK HOTELS & RESORTS PORTFOLIO (51 Hotels)	30,420		2,499,000			$2,441

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Comparable Hotels By Market: Q1 2019 vs. Q1 2018

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	1Q19	1Q18	Change[1]	1Q19	1Q18	Change	1Q19	1Q18	Change[1]
Hawaii	2	3,970	$256.26	$253.55	1.1%	90.1%	92.1%	(2.0)% pts	$230.80	$233.47	(1.1)%
Northern California	6	4,279	285.99	250.06	14.4	84.0	81.3	2.7	240.34	203.28	18.2
Florida	6	3,294	260.88	260.56	0.1	86.8	86.4	0.4	226.40	225.17	0.5
Other	13	4,819	160.55	154.64	3.8	75.1	76.7	(1.6)	120.59	118.65	1.6
New Orleans	2	1,939	200.84	198.55	1.2	77.9	76.3	1.6	156.52	151.41	3.4
Chicago	3	1,883	132.38	130.59	1.4	57.2	60.9	(3.7)	75.71	79.48	(4.8)
New York	1	1,878	229.31	243.81	(5.9)	79.1	75.3	3.8	181.36	183.69	(1.3)
Southern California	4	1,304	169.64	158.03	7.3	85.4	77.1	8.3	144.92	121.88	18.9
Washington, D.C.	3	1,282	172.33	174.80	(1.4)	66.8	66.3	0.5	115.04	115.93	(0.8)
Total Domestic	**40**	**24,648**	**$223.17**	**$214.92**	**3.8%**	**79.9%**	**79.4%**	**0.5% pts**	**$178.31**	**$170.68**	**4.5%**
Total International	2	631	$158.89	$146.94	8.1%	65.1%	65.2%	(0.1)%	$103.47	$95.87	7.9%
All Markets	**42**	**25,279**	**$221.86**	**$213.52**	**3.9%**	**79.5%**	**79.0%**	**0.5%**	**$176.44**	**$168.81**	**4.5%**

(1) Calculated based on unrounded numbers.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Comparable Hotels By Market: Q1 2019 vs. Q1 2018

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	1Q19	1Q18	Change[1]	1Q19	1Q18[3]	Change[1]	1Q19	1Q18	Change
Hawaii	2	3,970	$51	$51	(0.6)%	$139	$136	2.3%	36.5%	37.6%	(110) bps
Northern California	6	4,279	39	30	34.8	122	106	14.9	32.4	27.6	480
Florida	6	3,294	51	49	3.0	122	118	4.4	41.4	41.9	(50)
Other	13	4,819	14	13	9.8	71	70	1.4	19.1	17.7	140
New Orleans	2	1,939	19	17	12.1	46	44	4.5	41.6	38.8	280
Chicago	3	1,883	(3)	(2)	(59.5)	25	25	0.5	(11.0)	(7.0)	(400)
New York	1	1,878	(2)	—	NM[2]	52	53	(2.4)	(4.1)	0.1	(420)
Southern California	4	1,304	8	4	81.3	27	21	25.7	30.1	20.9	920
Washington, D.C.	3	1,282	3	3	(3.2)	19	19	0.6	14.8	15.4	(60)
Total Domestic	**40**	**24,648**	**$180**	**$165**	**9.0%**	**$623**	**$592**	**5.3%**	**28.8%**	**27.9%**	**90 bps**
Total International	2	631	$1	$1	(13.5)%	$9	$9	9.2%	14.9%	18.8%	(390) bps
All Markets	**42**	**25,279**	**$181**	**$166**	**9.0%**	**$632**	**$601**	**5.2%**	**28.7%**	**27.7%**	**100 bps**

(1) Calculated based on unrounded numbers.
(2) Percentage change is not meaningful.
(3) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q1 2019 vs. Q1 2018

(unaudited)	ADR			Occupancy			RevPAR		
	1Q19	1Q18	Change[1]	1Q19	1Q18	Change	1Q19	1Q18	Change[1]
Top 10 Hotels									
Hilton Hawaiian Village Waikiki Beach Resort	$261.30	$256.81	1.7%	92.6%	93.7%	(1.1)% pts	$241.88	$240.76	0.5%
Hilton San Francisco Union Square	321.36	276.45	16.2	85.0	78.2	6.8	273.11	216.06	26.4
Parc 55 San Francisco - a Hilton Hotel	310.30	265.58	16.8	87.6	85.9	1.7	271.96	228.16	19.2
New York Hilton Midtown	229.31	243.81	(5.9)	79.1	75.3	3.8	181.36	183.69	(1.3)
Hilton Orlando Bonnet Creek	224.47	222.85	0.7	85.4	82.6	2.8	191.69	184.16	4.1
Waldorf Astoria Orlando	336.65	349.10	(3.6)	78.3	80.4	(2.1)	263.52	280.85	(6.2)
Hilton New Orleans Riverside	216.34	210.46	2.8	76.1	76.7	(0.6)	164.55	161.43	1.9
Hilton Chicago	138.60	136.63	1.4	54.8	58.8	(4.0)	75.89	80.34	(5.5)
Casa Marina, A Waldorf Astoria Resort	476.63	454.46	4.9	91.5	89.0	2.5	436.07	404.66	7.8
Hilton Waikoloa Village	241.87	244.58	(1.1)	83.6	87.8	(4.2)	202.24	214.68	(5.8)
Sub-total Top 10 Hotels	**$259.20**	**$248.16**	**4.4%**	**81.3%**	**80.7%**	**0.6% pts**	**$210.83**	**$200.20**	**5.3%**
Top 11-25 Comparable Hotels	**$190.73**	**$183.22**	**4.1%**	**77.4%**	**72.0%**	**5.4% pts**	**$147.66**	**$131.85**	**12.0%**
All Other Comparable Hotels	**$151.49**	**$150.79**	**0.5%**	**77.3%**	**75.4%**	**1.9%**	**$117.06**	**$113.68**	**3.0%**
Non-Comparable Hotels[2]	$185.01	$154.78	19.5%	22.0%	72.1%	(50.1)%	$40.77	$111.61	(63.5)%
Total Consolidated Portfolio	**$221.45**	**$207.42**	**6.8%**	**77.3%**	**76.6%**	**0.7% pts**	**$171.15**	**$158.99**	**7.6%**

(1) Calculated based on unrounded numbers.
(2) Includes the Caribe Hilton and assets disposed of in 2018 and 2019.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q1 2019 vs. Q1 2018

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		1Q19	1Q18	Change[1]	1Q19	1Q18[4]	Change[1]	1Q19	1Q18	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$39	$37	3.5%	$100	$96	4.3%	38.8%	39.1%	(30) bps
2	Hilton San Francisco Union Square	23	15	52.2	66	54	22.1	34.4	27.6	680
3	Parc 55 San Francisco - a Hilton Hotel	10	8	24.8	28	25	14.1	35.1	32.1	300
4	New York Hilton Midtown	(2)	—	NM[3]	52	53	(2.4)	(4.1)	0.1	(420)
5	Hilton Orlando Bonnet Creek	18	16	9.2	41	38	8.4	42.7	42.4	30
6	Waldorf Astoria Orlando	9	9	(2.2)	23	23	(0.4)	37.0	37.7	(70)
7	Hilton New Orleans Riverside	18	16	11.9	42	40	3.9	42.2	39.2	300
8	Hilton Chicago	(3)	(2)	(34.6)	22	22	0.9	(14.5)	(10.8)	(370)
9	Casa Marina, A Waldorf Astoria Resort	8	8	(1.4)	18	16	6.2	45.5	49.0	(350)
10	Hilton Waikoloa Village	12	14	(11.9)	40	41	(2.4)	30.9	34.3	(340)
	Sub-total Top 10 Hotels	**$132**	**$121**	**7.9%**	**$432**	**$408**	**5.7%**	**30.2%**	**29.5%**	**70 bps**
	Top 11-25 Comparable Hotels	**$35**	**$32**	**12.7%**	**$134**	**$128**	**4.9%**	**27.2%**	**25.3%**	**190 bps**
	All Other Comparable Hotels	**$14**	**$13**	**8.1%**	**$66**	**$64**	**4.1%**	**21.9%**	**21.0%**	**90 bps**
	Non-Comparable Hotels[2]	$0	$8	NM[3]	$9	$48	(82.4)%	2.5%	16.6%	(1,410) bps
	Total Consolidated Portfolio	**$181**	**$174**	**4.0%**	**$641**	**$648**	**(1.2)%**	**28.3%**	**26.9%**	**140 bps**

(1) Calculated based on unrounded numbers.
(2) Includes the Caribe Hilton and assets disposed of in 2018 and 2019.
(3) Percentage change is not meaningful.
(4) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).

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PARK HOTELS & RESORTS

Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon Acquisitions & Dispositions Caribe Hilton Hilton Miami Airport Blue Lagoon Hilton Sao Paulo Morumbi PARK HOTELS & RESORTS 34

Property Acquisitions and Dispositions

Property Dispositions

Hotel	Location	Month Sold	Room Count	Sales Price
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$ 62.2
Embassy Suites Portfolio[1]				
Embassy Suites by Hilton Kansas City Overland Park	Overland Park, Kansas	February 2018	199	25.0
Embassy Suites by Hilton San Rafael Marin County	San Rafael, California	February 2018	236	37.9
Embassy Suites by Hilton Atlanta Perimeter Center	Atlanta, Georgia	February 2018	241	32.9
			676	95.8
UK Portfolio[1]				
Hilton Blackpool	Blackpool, United Kingdom	February 2018	278	N/A
Hilton Belfast	Belfast, United Kingdom	February 2018	198	N/A
Hilton London Angel Islington	London, United Kingdom	February 2018	188	N/A
Hilton Edinburgh Grosvenor	Edinburgh, United Kingdom	February 2018	184	N/A
Hilton Coylumbridge	Aviemore, United Kingdom	February 2018	175	N/A
Hilton Bath City	Bath, United Kingdom	February 2018	173	N/A
Hilton Milton Keynes	Milton Keynes, United Kingdom	February 2018	138	N/A
			1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin[2]	Berlin, Germany	May 2018	601	140.0
Pointe Hilton SquawPeak Resort	Phoenix, AZ	February 2019	563	51.4
Hilton Nuremberg Hotel	Nuremberg, Germany	March 2019	152	17.5
Total			**3,908**	**$ 587.9**

(1) Hotels were sold as a portfolio.
(2) The unconsolidated hotel was sold for a total sales price of approximately $350 million, of which $140 million represents Park's pro rata share.

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PARK HOTELS & RESORTS

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown Debt Summary Hilton Orlando Bonnet Creek New York Hilton Midtown Casa Marina, a Waldorf Astoria Resort PARK HOTELS & RESORTS 36

Debt Summary

Fixed and Variable Rate Debt

(unaudited, dollars in millions)

Debt	Collateral	Interest Rate	Maturity Date	As of March 31, 2019
Fixed Rate Debt				
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$ 12
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Waikiki Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
Capital lease obligations		3.07%	2021 to 2022	1
Total Fixed Rate Debt		**4.16%[(1)]**		**2,178**
Variable Rate Debt				
Revolving credit facility[(2)]	Unsecured	L + 1.50%	December 2021[(3)]	—
Term loan	Unsecured	L + 1.45%	December 2021	750
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022[(3)]	30
Total Variable Rate Debt		**3.98%**		**780**
Less: unamortized deferred financing costs and discount				(9)
Total Debt[(4)]		**4.11%[(1)]**		**$ 2,949**

(1) Calculated on a weighted average basis.
(2) $1 billion available.
(3) Assumes the exercise of all extensions that are exercisable solely at Park's option.
(4) Excludes $234 million of Park's share of debt of its unconsolidated joint ventures.

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PARK HOTELS & RESORTS

Definitions Hilton Orlando Bonnet Creek Hilton Hawaiian Village Waikiki Beach Resort New York Hilton Midtown Definitions New York Hilton Midtown Hilton Hawaiian Village Waikiki Beach Resort Hilton Orlando Bonnet Creek PARK HOTELS & RESORTS 38

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisition or disposition costs expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. PARK HOTELS & RESORTS 39 EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. Definitions

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its December 2018 “NAREIT Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its December 2018 “NAREIT Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders: Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Pro-forma Adjusted EBITDA Ratio Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 43 hotels that are consolidated as of March 31, 2019, 42 hotels have been classified as comparable hotels. Due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the continued effects from business interruption, the results from this property was excluded from comparable hotels in 2019. The Company’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018, 1 consolidated hotel that was returned to the lessor after the expiration of the ground lease in December 2018 and 2 consolidated hotels that were sold in February and March 2019. Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Pro-forma Adjusted EBITDA Ratio Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 43 hotels that are consolidated as of March 31, 2019, 42 hotels have been classified as comparable hotels. Due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the continued effects from business interruption, the results from this property was excluded from comparable hotels in 2019. The Company’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018, 1 consolidated hotel that was returned to the lessor after the expiration of the ground lease in December 2018 and 2 consolidated hotels that were sold in February and March 2019. Definitions (cont’d)

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.” Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.” Definitions (cont’d)

Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Smedes Rose Citi Research (212) 816-6243 smedes.rose@citi.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Richard Hightower Evercore ISI (212) 752-0886 rich.hightower@evercoreisi.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com David Katz Jefferies (212) 323-3355 dkatz@jefferies.com Brandt Montour JP Morgan (212) 622-1111 brandt.a.montour@jpmorgan.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com Analyst Coverage